Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments And Contingencies

NOTE 16 – COMMITMENTS AND CONTINGENCIES

Navios Partners is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where Navios Partners believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date the financial statements were prepared. Management believes the ultimate disposition of these matters will be immaterial individually and in the aggregate to Navios Partners’ financial position, results of operations or liquidity.

In November 2017, Navios Partners entered into a 10-year bareboat charter-in agreement for a Panamax vessel of approximately 81,000 dtw. Navios Partners has the option to acquire the vessel after the end of the fourth year. The vessel is expected to be delivered within the second half of 2019. During the year ended December 31, 2017, the Company paid a deposit of $2,770, presented under the caption “Other long-term assets”. As of December 31, 2017, the Company is contingently liable to pay an additional deposit of $2,770 during the fourth quarter of 2018.

The future minimum commitments for the 12-month periods ended December 31, of Navios Partners under its charter-in contract and for vessel delivery are as follows:

Amount
2018	$ 2,770
2019	547
2020	2,178
2021	2,172
2022 and thereafter	15,920

$ 23,587